Exhibit 99.1

NEWS RELEASE

Sabre Holdings Reports Strong Second Quarter 2006 Financial Results

•                  2Q 2006 revenue up 17 percent year-over-year

•                  2Q 2006 diluted EPS (adjusted) of $0.45; diluted EPS (GAAP) of $0.26

•                  2Q 2006 free cash flow of $155 million, up 66 percent year-over-year; cash flow from operations of $179 million

•                  Travelocity revenue up 63 percent, gross travel booked up 58 percent year-over-year

•                  Company reiterates full-year 2006 adjusted financial projections

Note: Earnings call today at 4:00 p.m. CDT, at www.sabre-holdings.com/investor/index.html

SOUTHLAKE, Texas, Aug. 3, 2006 – Sabre Holdings Corporation (NYSE: TSG) today announced financial results for the second quarter of 2006.

The company reported revenue for the second quarter of $723 million, up 17 percent, year-over-year. Diluted earnings per share were $0.45 on an adjusted basis compared to $0.42 in the year-ago quarter. On a GAAP basis, diluted earnings per share were $0.26, which includes amortization of intangibles from lastminute.com, losses on the sale of non-core businesses in Europe, and expensing of stock options, compared to $0.34 in the same period last year.

“We had a strong second quarter both financially and operationally,” said Sam Gilliland, Chairman and CEO, Sabre Holdings. “We are pleased to see continued strength in cash generation from our businesses and we remain on track to meet our full-year free cash flow projection. We continue to benefit from our strategy of investment in higher growth opportunities while increasing efficiencies in our core business and across our portfolio.”

Sabre Holdings 2Q 2006 Earnings Release	Page 2

SABRE HOLDINGS 2Q 2006
FINANCIAL HIGHLIGHTS

(Note: See attached schedules for full financial details, reconciliations of non-GAAP financial measures, and a description of adjusting items.)

Revenue: Second quarter revenue was $723 million, an increase of 17 percent from $619 million in the year-ago quarter.

Operating income: On an adjusted basis, operating income for the second quarter was $105 million, compared to $90 million in the year-ago quarter. Operating income on a GAAP basis was $78 million, compared to $83 million in the second quarter of 2005.

Net earnings:  For the second quarter, net earnings on an adjusted basis were $59 million, or $0.45 per share on a diluted basis, compared to $54 million, or $0.42 per share on a diluted basis in the second quarter of 2005. On a GAAP basis, second quarter net earnings were $34 million, or $0.26 per share on a diluted basis, compared to $44 million, or $0.34 per share on a diluted basis in the year-ago quarter. Net earnings include approximately $5 million from the reversal of a federal tax accrual.

Adjusted EBITDA:  For the second quarter, adjusted earnings before interest, taxes, depreciation, and amortization were $132 million, growth of 20 percent year-over-year.

Cash/Debt: The company balance sheet as of June 30, 2006, reflected cash and marketable securities of $466 million. Total debt at the end of the quarter was $1.1 billion, which included notes and bonds payable of $969 million and a $155 million capital lease obligation.

SABRE HOLDINGS BUSINESS REVIEW

TRAVELOCITY

For the second quarter, Travelocity global gross travel booked was $2.7 billion, an increase of 58 percent year-over-year. Total global revenue for the quarter was  $281 million, year-over-year growth of 63 percent. Travelocity had operating income on an adjusted basis of $23 million with an operating margin of 8 percent. On a GAAP basis, operating income was $6 million with an operating margin of 2 percent. Adjusted EBITDA nearly tripled to $31 million, which resulted in an 11 percent adjusted EBITDA margin.

For Travelocity results on a geographic basis, including gross travel booked, revenue, operating income and adjusted EBITDA, please see the attached schedules.

Sabre Holdings 2Q 2006 Earnings Release	Page 3

Travelocity global metrics in the second quarter (year-over-year) include the following:

•                  Total air transaction revenue grew 32 percent

•                  Total non-air transaction revenue grew 86 percent

•                  Total packaging revenue grew 25 percent

•                  Packaging revenue as a percent of total transaction revenue was 22 percent

•                  Hotel room nights sold across the Travelocity network were 4.2 million, growth of  54 percent

SABRE TRAVEL NETWORK

Second quarter revenue from the Sabre Travel Network business was $420 million, a decrease of 2 percent from $429 million in the year-ago quarter. Global transactions in the quarter were 91 million, growth of 1 percent year-over-year. Operating income for the Sabre Travel Network business on an adjusted basis was $73 million with an operating margin of 17 percent. On a GAAP basis, operating income was $65 million with an operating margin of 15 percent. Adjusted EBITDA was $86 million which resulted in a  20 percent adjusted EBITDA margin.

SABRE AIRLINE SOLUTIONS

Second quarter revenue from Sabre Airline Solutions was $68 million, an increase of 1 percent from $67 million in the year-ago quarter. Operating income for the Sabre Airline Solutions unit on an adjusted basis was $10 million with an operating margin of 15 percent. On a GAAP basis, operating income was $8 million with an operating margin of 12 percent. Adjusted EBITDA was $15 million, which resulted in a 22 percent adjusted EBITDA margin.

Sabre Holdings 2Q 2006 Earnings Release	Page 4

RECENT BUSINESS HIGHLIGHTS

•                  Launched the Efficient Access Solution, the foundation for the company’s new portfolio of customizable, end-to-end solutions for travel agents serving the corporate and leisure travel segments.

•                  Signed five-year, full-content agreements with Continental and Alaska Airlines to distribute fares through the Sabre GDS and Travelocity. This is in addition to previous long-term deals signed with Air Tran, Delta, Northwest, United and US Airways.

•                  Began processing reservations for Expedia and Priceline, as well as lastminute.com and Site59, through the Sabre GDS. Last week, Sabre and Expedia also announced an extension of their existing distribution agreement through 2012 and Expedia announced its support of the Sabre Efficient Access Solution.

•                  Announced that Japan Airlines selected Sabre Airline Solutions’ AirFlite suite of integrated decision support products and consulting services.

•                  Announced that Lockheed Martin Corporation signed a five-year agreement to use Travelocity Business as its global corporate travel management provider beginning in September. Travelocity Business also launched in Europe by merging lastminute.com’s corporate businesses First Option and TravelStore.

•                  Redesigned the Travelocity Activities offering and expanded on the ground presence in Las Vegas with three new locations.

•                  Launched lastminute.com’s opaque car rental business, Holiday Autos, in the U.S.

•                  Announced that Travelocity plans to launch in India.

•                  Declared a quarterly cash dividend of $0.10 per share payable on August 28, 2006, to shareholders of record at the close of regular trading on the New York Stock Exchange on August 11, 2006.

Sabre Holdings 2Q 2006 Earnings Release	Page 5

SABRE HOLDINGS OUTLOOK

3Q 2006

For the third quarter of 2006, the company projects revenue to be in the range of  $745 million to $775 million. Diluted earnings per share are projected to be in the range of $0.58 to $0.62 on an adjusted basis, and $0.44 to $0.48 on a GAAP basis.

4Q 2006

For the fourth quarter of 2006, the company projects revenue to be in the range of  $650 million to $680 million. Diluted earnings per share are projected to be in the  range of $0.42 to $0.46 on an adjusted basis, and $0.29 to $0.33 on a GAAP basis.

About Sabre Holdings

Sabre Holdings connects people with the world’s greatest travel possibilities by retailing travel products and providing distribution and technology solutions for the travel industry. Sabre Holdings supports travelers, travel agents, corporations, government agencies and travel suppliers through its companies: Travelocity, Sabre Travel Network and Sabre Airline Solutions. Headquartered in Southlake, Texas, the company has approximately 9,000 employees in 45 countries. Full-year 2005 revenues totaled $2.5 billion. Sabre Holdings, an S&P 500 company, is traded on the NYSE under the symbol TSG. More information is available at http://www.sabre-holdings.com.

Statements in this release which are not purely historical facts or which necessarily depend upon future events, including statements about forecasted financial performance or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to Sabre Holdings Corporation on the date this report was submitted. Sabre Holdings Corporation undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to Sabre Holdings Corporation revenues being subject to adverse changes to our travel supplier relationships and potential substantial decreases in travel transaction volumes. Sabre Holdings Corporation may not succeed in addressing these and other risks. Further information regarding factors that could affect our financial and other results can be found in the risk factors section of Sabre Holdings Corporation’s most recent filing on Form 10-K with the Securities and Exchange Commission.

#              #              #

Media Contact:	Investor Relations Contact:
Michael Berman	Karen Fugate
Sabre Holdings	Sabre Holdings
682 605 2397	682 605 2343
michael.berman@sabre-holdings.com	karen.fugate@sabre-holdings.com

Financial Schedules to Follow

Sabre Holdings Corporation

Condensed Consolidated Statements of Income - Adjusted

(Unaudited - In millions except per share amounts)

	Three months ended June 30,			Six months ended June 30,
	2006	2005	Change*	2006	2005	Change*

Revenues
Sabre Travel Network	420.2	428.9	(2.0)%	868.7	848.7	2.4%
Travelocity	281.0	172.1	63.3%	515.4	319.1	61.5%
Sabre Airline Solutions	67.7	66.8	1.3%	132.5	129.6	2.2%
Elimination of intersegment revenues	(46.3)	(48.6)	(4.7)%	(93.9)	(96.4)	(2.6)%
Total revenues	722.6	619.3	16.7%	1,422.8	1,201.1	18.5%

Operating expenses	617.1	529.2	16.6%	1,252.9	1,031.7	21.4%

Operating income	105.5	90.1	17.1%	169.9	169.5	0.3%

Other income (expense)
Interest income (expense) net	(16.8)	(2.3)	632.6%	(32.5)	(5.5)	488.1%
Other, net	(0.0)	0.4	(103.0)%	0.3	0.2	14.8%

Minority interest	(0.7)	(0.1)	740.8%	1.1	(0.5)	NM

Income before provision for income taxes	88.0	88.1	(0.1)%	138.7	163.7	(15.3)%

Provision for income taxes	28.7	33.9	(15.4)%	47.2	60.7	(22.3)%

Net earnings	59.3	54.2	9.5%	91.5	102.9	(11.1)%

Operating margin	14.6%	14.5%		11.9%	14.1%

Earnings per share- basic	$0.46	$0.42		$0.70	$0.79

Earnings per share- diluted	$0.45	$0.42		$0.69	$0.79

Weighted average shares -basic	130.4	129.3		130.4	129.8
Weighted average shares -diluted	130.7	130.0		131.7	130.4

*   Percents shown reflect changes in unrounded figures and may not agree to the percent changes in figures after rounding.

Sabre Holdings Corporation

Condensed Consolidated Statements of Income - Unadjusted

(Unaudited - In millions except per share amounts)

	Three months ended June 30,			Six months ended June 30,
	2006	2005	Change*	2006	2005	Change*

Revenues
Sabre Travel Network	420.2	428.9	(2.0)%	868.7	848.7	2.4%
Travelocity	281.0	172.1	63.3%	515.4	319.1	61.5%
Sabre Airline Solutions	67.7	66.8	1.3%	132.5	129.6	2.2%
Elimination of intersegment revenues	(46.3)	(48.6)	(4.7)%	(93.9)	(96.4)	(2.6)%
Total revenues	722.6	619.3	16.7%	1,422.8	1,201.1	18.5%

Operating expenses	644.2	536.1	20.2%	1,306.5	1,046.8	24.8%

Operating income	78.4	83.1	(5.7)%	116.3	154.3	(24.6)%

Other income (expense)
Interest income (expense) net	(16.8)	(2.3)	632.6%	(32.5)	(5.5)	488.1%
Other, net	(11.1)	(9.6)	15.0%	(9.0)	10.8	(182.8)%

Minority interest	(0.0)	0.6	(103.4)%	2.5	1.4	79.4%

Income before provision for income taxes	50.6	71.8	(29.6)%	77.3	161.0	(52.0)%

Provision for income taxes	16.8	27.9	(39.9)%	26.7	59.4	(55.0)%

Net earnings	33.8	43.9	(23.1)%	50.6	101.6	(50.2)%

Operating margin	10.8%	13.4%		8.2%	12.8%

Earnings per share- basic	$0.26	$0.34		$0.39	$0.78

Earnings per share- diluted	$0.26	$0.34		$0.38	$0.78

Weighted average shares -basic	130.4	129.3		130.4	129.8
Weighted average shares -diluted	130.7	130.0		131.7	130.4

*   Percents shown reflect changes in unrounded figures and may not agree to the percent changes in figures after rounding.

Sabre Holdings Corporation

Reconciliation of Unadjusted Results to Adjusted Results

Three and Six Months ended June 30, 2006

(Unaudited, in millions)

	Three months ended June 30,			Six months ended June 30,
	2006	2005	Change*	2006	2005	Change*

Unadjusted operating income	$78.4	$83.1	(5.7)%	$116.3	$154.3	(24.6)%
Adjusting items:
Travelocity intangible amortization and stock compensation	$16.8	$2.0	744.5%	$33.6	$4.4	656.2%
Travel Network intangible amortization and stock compensation	$8.4	$4.4	91.4%	$16.2	$9.6	68.5%
Airline Solutions intangible amortization and stock compensation	$1.9	$0.6	230.5%	$3.8	$1.1	232.8%

Adjusted operating income	$105.5	$90.1	17.1%	$169.9	$169.5	0.3%

Unadjusted other income (loss) and minority interest	$(27.8)	$(11.3)	146.5%	$(39.0)	$6.7	(685.8)%
Adjusting items:
Travelocity loss on sale of European businesses	$11.1	—	NM	$11.1	—	NM
Forfeitures related to adoption of FAS 123R	—	—	NM	$(1.8)	—	NM
Currency hedge associated with lastminute.com acquisition	—	$10.0	NM	—	$10.0	NM
Realized gain on sale of Karavel investment	—	—	NM	—	$(20.6)	NM
Impact of adjusting items on minority interests	$(0.7)	$(0.7)	0.0%	$(1.4)	$(1.9)	(26.1)%

Adjusted income before provision for income taxes	$88.0	$88.1	(0.1)%	$138.7	$163.7	(15.3)%

Unadjusted provision for income taxes	$16.8	$27.9	(39.9)%	$26.7	$59.4	(55.0)%
Adjustments to taxes for adjusting items	$11.9	$6.0	98.5%	$20.5	$1.3	1432.2%
Adjusted provision for income taxes	$28.7	$33.9	(15.4)%	$47.2	$60.7	(22.3)%

Adjusted net earnings	$59.3	$54.2	9.5%	$91.5	$102.9	(11.1)%

*  Percents shown reflect changes in unrounded figures and may not agree to the percent changes in figures after rounding.

Sabre Holdings Corporation

Sabre Travel Network

Transactions Summary

(millions)

	2Q06	2Q05	% Change	YTD06	YTD05	% Change

Transactions	90.8	90.2	0.7%	185.8	182.2	2.0%

Geographic
US	55.9	56.1	(0.3)%	116.0	114.9	1.0%
International	34.9	34.1	2.3%	69.8	67.3	3.7%
	90.8	90.2	0.7%	185.8	182.2	2.0%

Channel
Traditional Agency	78.7	78.6	0.1%	161.7	159.3	1.5%
Consumer on-line	12.1	11.6	4.4%	24.1	22.9	5.2%
	90.8	90.2	0.7%	185.8	182.2	2.0%

Air/Non-Air
Air	77.4	77.3	0.1%	159.7	157.0	1.7%
Non-Air	13.4	12.9	4.0%	26.1	25.2	3.6%
	90.8	90.2	0.7%	185.8	182.2	2.0%

Note:  As of Q1 2005, we are counting as a transaction, any travel reservation that generates a fee paid directly to us including, but not limited to the following: traditional booking fees paid by suppliers, non-traditional transaction fees paid by suppliers, transaction fees paid by travel agencies, and transaction fees paid by corporations related to our online booking tool.

Updated historical quarterly transaction information available on
http://www.sabre-holdings.com/investor/highlights/statistics/historical.html

Travelocity 2Q 2006
Geographic Results

Note:  North America includes Zuji results in Asia; Europe includes lastminute.com as of 20 July 2005

($ millions)	2Q06	2Q05	% Change
Gross Travel Booked
North America	$2,010	$1,642	22%
Europe	$689	$65	NM
Total Gross Travel Booked	$2,699	$1,708	58%

Revenue
North America	$178	$165	8%
Europe	$103	$7	NM
Total Revenue	$281	$172	63%

Operating Income (Adjusted)
North America	$24	$18	33%
Europe	$(2)	$(12)	NM
Total Operating Income (Adjusted)	$23	$7	247%

Operating Income (GAAP)
North America	$20	$16	20%
Europe	$(14)	$(12)	NM
Total Operating Income (GAAP)	$6	$5	30%

Adjusted EBITDA
North America	$29	$22	34%
Europe	$2	$(11)	NM
Total Adjusted EBITDA	$31	$11	199%

Sabre Holdings Corporation
Non-GAAP Financials Reconciliations*
($ in millions, except per share data)

Operating Income Reconciliations

Sabre Holdings

	2Q 2006	2Q 2005
GAAP Operating Income	$78.4	$83.1
GAAP Operating Margin	10.8%	13.4%

Add: amortization of intangibles	18.2	6.6
Add: stock compensation - stock options	4.4	0.4
Add: stock compensation - restricted stock and performance shares	4.4	—

Adjusted Operating Income	$105.5	$90.1
Adjusted Operating Margin	14.6%	14.5%

Sabre Travel Network

	2Q 2006	2Q 2005
GAAP Operating Income	$64.7	$67.2
GAAP Operating Margin	15.4%	15.7%

Add: amortization of intangibles	3.9	4.4
Add: stock compensation	4.6	—

Adjusted Operating Income	$73.1	$71.6
Adjusted Operating Margin	17.4%	16.7%

Travelocity

	2Q 2006	2Q 2005
GAAP Operating Income	$5.9	$4.6
GAAP Operating Margin	2.1%	2.6%

Add: amortization of intangibles	13.8	1.6
Add: stock compensation	3.0	0.4

Adjusted Operating Income	$22.7	$6.5
Adjusted Operating Margin	8.1%	3.8%

Travelocity Europe

	2Q 2006	2Q 2005
GAAP Operating Income	$(13.8)	$(11.9)
GAAP Operating Margin	(13.5)%	(177.2)%

Add: amortization of intangibles	12.3	0.2
Add: stock compensation	—	—

Adjusted Operating Income	$(1.5)	$(11.7)
Adjusted Operating Margin	(1.5)%	(173.7)%

Travelocity Non-Europe

	2Q 2006	2Q 2005
GAAP Operating Income	$19.7	$16.5
GAAP Operating Margin	11.1%	10.0%

Add: amortization of intangibles	1.5	1.4
Add: stock compensation	3.0	0.4

Adjusted Operating Income	$24.2	$18.2
Adjusted Operating Margin	13.6%	11.0%

Sabre Airline Solutions

	2Q 2006	2Q 2005
GAAP Operating Income	$8.1	$11.1
GAAP Operating Margin	12.0%	16.6%

Add: amortization of intangibles	0.6	0.6
Add: stock compensation	1.3	—

Adjusted Operating Income	$10.0	$11.7
Adjusted Operating Margin	14.7%	17.4%

*Beginning in 2006, definitions of certain non-GAAP financial measures including Adjusted Operating Income, Adjusted Net Earnings and Adjusted EBITDA have been revised to adjust for all stock compensation expenses recognized in accordance with FAS 123R. As a result, 2006 non-GAAP financial measures may not be directly comparable to similarly titled financial measures for prior years. Definitions of 2006 and 2005 non-GAAP financial measures are available at http://www.sabreholdings.com/investor

Net Earnings Reconciliation

	2Q 2006	2Q 2005
GAAP Net Earnings	$33.8	$43.9

Adjustments, net of taxes:
Add: amortization of intangibles and stock compensation	16.9	4.0
Add: Travelocity loss on sale of businesses	8.7	—
Add: currency hedge associated with lastminute.com acquisition	—	6.3

Adjusted Net Earnings	$59.3	$54.2

GAAP EPS	$0.26	$0.34
Adjusted EPS	$0.45	$0.42

Diluted share count	130.7	130.0 million

Adjusted EBITDA Reconciliation

	2Q 2006	2Q 2005
GAAP Net Earnings	$33.8	$43.9
Add: taxes	16.8	27.9
Add: interest expense	19.3	8.4
Less: interest income	(2.5)	(6.1)
Add: other, net	11.1	9.6
Add/(Less): minority interest	0.0	(0.6)
Add: depreciation & amortization	44.4	26.2
Add: stock compensation	8.9	—

Adjusted EBITDA	$131.6	$109.3
Adjusted EBITDA Margin	18.2%	17.7%

Sabre Travel Network

	2Q 2006	2Q 2005
GAAP Operating Income	$64.7	$67.2
GAAP Operating Margin	15.4%	15.7%

Add: depreciation & amortization	16.4	14.7
Add: stock compensation	4.6	—

Adjusted EBITDA	$85.6	$81.9
Adjusted EBITDA Margin	20.4%	19.1%

Travelocity

	2Q 2006	2Q 2005
GAAP Operating Income	$5.9	$4.6
GAAP Operating Margin	2.1%	2.6%

Add: depreciation & amortization	22.5	6.0
Add: stock compensation	3.0	—

Adjusted EBITDA	$31.4	$10.5
Adjusted EBITDA Margin	11.2%	6.1%

Travelocity Europe

	2Q 2006	2Q 2005
GAAP Operating Income	$(13.8)	$(11.9)
GAAP Operating Margin	(13.5)%	(177.2)%

Add: depreciation & amortization	15.9	0.5
Add: stock compensation	—	—

Adjusted EBITDA	$2.1	$(11.5)
Adjusted EBITDA Margin	2.0%	(170.3)%

Travelocity Non-Europe

	2Q 2006	2Q 2005
GAAP Operating Income	$19.7	$16.5
GAAP Operating Margin	11.1%	10.0%

Add: depreciation & amortization	$6.6	$5.5
Add: stock compensation	$3.0	$0.0

Adjusted EBITDA	$29.3	$22.0
Adjusted EBITDA Margin	16.5%	13.3%

*Beginning in 2006, definitions of certain non-GAAP financial measures including Adjusted Operating Income, Adjusted Net Earnings and Adjusted EBITDA have been revised to adjust for all stock compensation expenses recognized in accordance with FAS 123R. As a result, 2006 non-GAAP financial measures may not be directly comparable to similarly titled financial measures for prior years. Definitions of 2006 and 2005 non-GAAP financial measures are available at http://www.sabreholdings.com/investor

Sabre Airline Solutions

	2Q 2006	2Q 2005
GAAP Operating Income	$8.1	$11.1
GAAP Operating Margin	12.0%	16.6%

Add: depreciation & amortization	5.5	5.5
Add: stock compensation	1.3	—

Adjusted EBITDA	$14.9	$16.6
Adjusted EBITDA Margin	22.0%	24.9%

Free Cash Flow Reconciliation

	2Q 2006	2Q 2005

Cash Provided by Operating Activities	$178.9	$116.6

Less: capital expenditures	(24.3)	(23.4)

Free Cash Flow	$154.6	$93.2

2006 Guidance
Net Earnings Reconciliation

	3Q 2006 Guidance		Q4 2006 Guidance		FY 2006 Guidance
	Low	High	Low	High	Low	High

GAAP Net Earnings	$57.9	$63.1	$38.4	$43.7	$147.2	$156.4

Adjustments, net of taxes:
Add: amortization of intangibles and stock compensation	17.6	17.6	17.4	17.4	68.5	68.5
Add: Travelocity loss on sale of businesses	—	—	—	—	8.7	8.7
Less: forfeiture on adoption of FAS 123R	—	—	—	—	(1.2)	(1.2)

Adjusted Net Earnings	$75.6	$80.8	$55.8	$61.1	$223.2	$232.4

GAAP EPS	$0.44	$0.48	$0.29	$0.33	$1.12	$1.19
Adjusted EPS	$0.58	$0.62	$0.42	$0.46	$1.70	$1.77

Diluted share count	130.5	million	131.5	million	131.3	million

Adjusted EBITDA Reconciliation
	FY 2006 Guidance
	Low	High
GAAP Net Earnings	$147.2	$156.4

Add: taxes	66.5	70.6
Add: interest expense	77.0	77.0
Less: interest income	(15.3)	(15.3)
Add: other, net	9.0	9.0
Less: minority interest	(1.6)	(1.6)
Add: depreciation & amortization	178.6	178.6
Add: stock compensation	38.7	38.7

Adjusted EBITDA	$500.1	$513.4
Free Cash Flow Reconciliation
	FY 2006 Guidance
	Low	High
Cash Provided by Operating Activities	$425.0	$450.0

Less: capital expenditures	(125.0)	(115.0)

Free Cash Flow	$300.0	$335.0

*Beginning in 2006, definitions of certain non-GAAP financial measures including Adjusted Operating Income, Adjusted Net Earnings and Adjusted EBITDA have been revised to adjust for all stock compensation expenses recognized in accordance with FAS 123R. As a result, 2006 non-GAAP financial measures may not be directly comparable to similarly titled financial measures for prior years. Definitions of 2006 and 2005 non-GAAP financial measures are available at http://www.sabreholdings.com/investor